UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

NEBRASKA	001-39812	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 489-8266

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.001 par value per share	“MDWT”	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

As reported in the initial filing of this Current Report on Form 8-K, on December 8, 2020, American Life & Security Corp. (“American Life”), a wholly owned subsidiary of the registrant, Midwest Holding Inc. (“Midwest”), entered into a Novation Agreement (the “Novation Agreement”) with Seneca Incorporated Cell, LLC 2020-02 (“SRC2”), an incorporated cell of Seneca Reinsurance Company, LLC, a sponsored captive insurance company formed as a limited liability company under the laws of the State of Vermont (“Seneca Re”), and Crestline Re SPC, an exempted segregated portfolio company incorporated under the laws of the Cayman Islands, for and on behalf of Crestline Re SP 1, one of its segregated portfolios (“CRS1”), under which the agreements filed with our Current Reports on Form 8-K on April 21, 2020 and August 3, 2020 were novated and replaced with substantially similar agreements.

Each of the replacement agreements are filed herewith and summarized as follows:

Amended and Restated Funds Withheld Coinsurance and Modified Coinsurance Agreement

This agreement dated December 8, 2020 (the “Reinsurance Agreement”) is between Crestline Re SPC (for and on behalf of Crestline Re SP1) and American Life and is effective as of April 24, 2020. This Agreement sets forth the terms and conditions of the coverage, premiums, reinsured liabilities, reporting, settlement, administration and other provisions governing the Reinsurance Agreement between the parties. A copy of the Reinsurance Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Form of Amended and Restated Trust Agreement

This agreement dated December 8, 2020 (the “Trust Agreement”) is among American Life, Crestline Re SPC (for and on behalf of Crestline SP1) (“Grantor”) and U.S. Bank National Association as Trustee. Under the Trust Agreement, the Trustee holds assets deposited by the Grantor for the benefit of American Life in connection with the Reinsurance Agreement described immediately above. A copy of the Trust Agreement is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Amended and Restated Investment Management Agreement (Modco and Funds Withheld Accounts)

This agreement dated December 8, 2020 (the “IMA”) is between American Life and Crestline Management, L.P., under which Crestline Management L.P. has been appointed as the investment manager of assets retained and held by American Life for certain accounts established under the terms of the reinsurance agreement described above. A copy of the IMA is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1*	Novation Agreement by and among American Life & Security Corp., Seneca Incorporated Cell, LLC 2020-02 (“SRC2”), and Crestline Re SPC, dated as of December 8, 2020.

10.2**	Amended and Restated Funds Withheld Coinsurance and Modified Coinsurance Agreement (MYGA and FIA Business) dated December 8, 2020. (Portions of the exhibits and schedules have been redacted in compliance with Regulation S-K Item 601(a)(5). In addition, certain information has been redacted from schedules thereto for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.)

10.3**	Form of Amended and Restated Trust Agreement dated December 8, 2020. (The exhibits thereto have been redacted in compliance with Regulation S-K Item 601(a)(5).)

10.4**	Amended and Restated Investment Management Agreement dated December 8, 2020 (Modco and Funds Withheld Account). (Portions of the exhibits thereto have been redacted for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.)

* Filed with our Current Report on Form 8-K on December 14, 2020.

** Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 4, 2021

MIDWEST HOLDING INC.

	By:	/s/ Mark A. Oliver
	Name:	Mark A. Oliver
	Title:	President

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